UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2021

Frontier Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40304	46-3681866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(Address of Principal Executive Offices) (Zip Code)

(720) 374-4200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 29, 2021 (the “PSP3 Closing Date”), Frontier Airlines, Inc. (“Frontier”), a wholly-owned subsidiary of Frontier Group Holdings, Inc. (the “Company”), entered into a Payroll Support Program 3 Agreement (the “PSP3 Agreement”) with the United States Department of Treasury (the “Treasury”), with respect to the Payroll Support Program (“PSP3”) established under Section 7301 of the American Rescue Plan Act of 2021. In connection with Frontier’s entry into the PSP3 Agreement, on the PSP3 Closing Date, the Company entered into a Warrant Agreement with the Treasury and also issued a promissory note to the Treasury (the “PSP3 Promissory Note”), with Frontier and Frontier Airlines Holdings, Inc., a wholly-owned subsidiary of the Company, as guarantors. These transactions are more fully described in the Current Report on Form 8-K filed by the Company on April 30, 2021 (the “April 8-K”).

As contemplated by the PSP3 Agreement and the April 8-K, on June 3, 2021 Frontier received the second installment of PSP3 financial assistance in the amount of approximately $75.1 million and in connection therewith the Company issued to the Treasury the warrants (the “PSP3 Warrants”) and increased the amount of the PSP3 Promissory Note. After taking into account this second installment, Frontier has received approximately $150.2 million of PSP3 financial assistance, for which the Company has now provided the Treasury with the PSP3 Promissory Note in an aggregate amount of approximately $15.1 million and PSP3 Warrants to purchase up to 79,961 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at an exercise price of $18.85 per share (which was the closing price of the Common Stock on The Nasdaq Global Select Market on April 1, 2021), subject to certain anti-dilution provisions provided for in the PSP3 Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

By:	/s/ Howard M. Diamond
Name:	Howard M. Diamond
Title:	General Counsel and Secretary

Date: June 4, 2021